Exhibit 10.13

Execution Copy

FIRST-PRIORITY INTERCREDITOR AGREEMENT

dated as of

May 4, 2012

among

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as First-Lien Revolving Facility Collateral Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee under the First-Lien Notes,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Notes Collateral Agent,

VERSO PAPER FINANCE HOLDINGS LLC,

VERSO PAPER HOLDINGS LLC

and

The Subsidiaries of Verso Paper Holdings LLC Named Herein

FIRST-PRIORITY INTERCREDITOR AGREEMENT (this “Agreement”) dated as of May 4, 2012, among CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent for the First-Lien Revolving Facility Secured Parties referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “First-Lien Revolving Facility Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the First-Lien Noteholders referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “Trustee”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the First-Lien Noteholders referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “Notes Collateral Agent”), VERSO PAPER FINANCE HOLDINGS LLC (“Holdings”), VERSO PAPER HOLDINGS LLC (the “Company”), the subsidiaries of the Company named herein, each Other First-Priority Lien Obligations Administrative Agent and each Other First-Priority Lien Obligations Collateral Agent from time to time party hereto.

On the date hereof, (a) the parties hereto, together with the ABL Facility Collateral Agent referred to therein, are also entering into that certain Senior Lien Intercreditor Agreement, dated as of the date hereof (as amended, modified, replaced, supplemented or restated, in whole or in part, from time to time, the “Senior Lien Intercreditor Agreement”), and (b) the ABL Facility Collateral Agent, the Revolving Facility Collateral Agent, the Trustee, Credit Suisse AG, Cayman Islands Branch, as former intercreditor agent thereunder, Wilmington Trust Company, as trustee, Holdings, the Company, and the subsidiaries of the Company party thereto are also entering into that certain Joinder and Supplement No. 4 dated as of the date hereof to the Intercreditor Agreement dated as of August 1, 2006 (as supplemented on and prior to the date hereof and as the same may be further amended, modified, replaced, supplemented or restated, in whole or in part, from time to time, the “Junior Lien Intercreditor Agreement”). This Agreement governs the relationship of the First-Priority Lien Obligations Secured Parties among themselves with respect to the Shared Collateral, while the Senior Lien Intercreditor Agreement governs the relationship between the First-Priority Lien Obligations Secured Parties as a group, on the one hand, and the ABL Facility Secured Parties, on the other hand, with respect to the Collateral, and the Junior Lien Intercreditor Agreement governs the relationship of the Senior Lenders (as defined in the Junior Lien Intercreditor Agreement) as a group, on the one hand, and the Second-Priority Secured Parties (as defined in the Junior Lien Intercreditor Agreement), as a group, on the other hand, with respect to the Collateral. In addition, it is understood and agreed that not all of the holders of First-Priority Lien Obligations may have security interests in all of the Collateral and nothing in this agreement is intended to give rights to any Person in any Collateral in which such Person (or their Representative or Collateral Agent) does not otherwise have a security interest, and accordingly, nothing herein shall be construed to limit the rights or actions of any First-Lien Collateral Agent with respect to any Collateral not constituting Shared Collateral in which it has a valid security interest.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First-Lien Revolving Facility Collateral Agent (for itself and on behalf of the First-Lien Revolving Facility Secured Parties), the Trustee (for itself and on behalf of the First-Lien Noteholders), each Other First-Priority Lien Obligations Administrative Agent (for itself and on behalf of each applicable Other First-Priority Lien Obligations Secured Parties), the Notes Collateral Agent, each Other First-Priority Lien Obligations Collateral Agent, Holdings, the Company and the subsidiaries of the Company party hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Senior Lien Intercreditor Agreement. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable First-Lien Representative” means (i) the First-Lien Revolving Facility Collateral Agent when the First-Lien Revolving Facility Collateral Agent is the Authorized First-Lien Collateral Agent, (ii) the Trustee when the Notes Collateral Agent is the Authorized First-Lien Collateral Agent and (iii) the applicable Other First-Priority Lien Obligations Administrative Agent when any Other First-Priority Lien Obligations Collateral Agent is the Authorized First-Lien Collateral Agent; provided, however, that with respect to any provision of this Agreement relating to Collateral in which the First-Lien Collateral Agent for the Series represented by such Representative does not have a valid and perfected security interest, the Applicable First-Lien Representative shall be the Authorized Representative of the Series of First-Priority Lien Obligations which Obligations constitute the next largest outstanding principal amount of all outstanding First-Priority Lien Obligations that are secured by a valid and perfected security interest in the Shared Collateral.

“Authorized Representative” means (i) in the case of the First-Lien Notes, the Notes Collateral Agent, (ii) in the case of the First-Lien Revolving Facility, the First-Lien Revolving Facility Collateral Agent, and (iii) in the case of any Series of Other First-Priority Lien Obligations, the Other First-Priority Lien Obligations Collateral Agent.

“Authorized First-Lien Collateral Agent” means (a) initially, the First-Lien Revolving Facility Collateral Agent until such date as the principal amount of commitments outstanding under the First-Lien Revolving Facility is less than $30.0 million, (b) when the principal amount of commitments outstanding under the First-Lien Revolving Facility is less than $30.0 million, then the Authorized First-Lien Collateral Agent will be appointed by holders of a majority in aggregate outstanding principal amount of the Series of First-Priority Lien Obligations that is the largest principal amount of any such Series, unless the outstanding principal amount of First-Priority Lien Obligations of each other Series is less than the principal amount of commitments outstanding under the First-Lien Revolving Facility, in which case the Authorized First-Lien Collateral Agent shall continue to be the First-Lien Revolving Facility Collateral Agent and (c) with respect to any Collateral in which such First-Lien Collateral Agent described in clause (a) or (b) does not have a valid and perfected security interest, the Authorized First-Lien Collateral Agent shall be the First-Lien Collateral Agent of the Series of First-Priority Liens Obligations which Obligations constitute the next largest outstanding principal amount of all outstanding First-Priority Lien Obligations that are secured by a valid and perfected security interest in the Shared Collateral. If no First-Lien Collateral Agent has valid and perfected security interests in such Shared Collateral, the foregoing clause (c) shall not apply.

“Controlling Claims” means, (i) with respect to any Shared Collateral for which the First-Lien Revolving Facility Collateral Agent is the Authorized First-Lien Collateral Agent, the First-Lien Revolving Facility Obligations, (ii) with respect to any Shared Collateral for which the Notes Collateral Agent is the Authorized First-Lien Collateral Agent, the First-Lien Note Obligations and (iii) with respect to any Shared Collateral for which any Other First-Priority Lien Obligations Collateral Agent of any Series is the Authorized First-Lien Collateral Agent, such Series of Other First-Priority Lien Obligations.

“Controlling First-Priority Lien Obligations Secured Parties” means the holders of any Controlling Claims.

“Effective Date” means (i) with respect to the First-Lien Revolving Facility Obligations and the First-Lien Note Obligations, the date hereof and (ii) with respect to any Series of Other First-Priority Lien Obligations, the date on which an executed Joinder Agreement in respect of such obligations is delivered to the other Authorized Representatives in accordance with Section 6.14 hereof.

“First-Lien Collateral Agent” means (a) in the case of any First-Lien Revolving Facility Obligations, the First-Lien Revolving Facility Collateral Agent, (b) in the case of any First-Lien Note Obligations, the Notes Collateral Agent, and (c) in the case of any Series of Other First-Priority Lien Obligations, each Other First-Priority Lien Obligations Collateral Agent of such Series.

“First-Priority Lien Obligations Security Documents” means the First-Lien Revolving Facility Security Documents, the First-Lien Note Security Documents and each Other First-Priority Lien Obligations Security Documents.

“First-Lien Revolving Facility” means (i) the Credit Agreement dated as of the date hereof, among the Company, Holdings and each other Subsidiary of the Company from time to time party thereto, the lenders and agents party thereto and the First-Lien Revolving Facility Collateral Agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time after the Issue Date, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “First-Lien Revolving Facility”), and (ii) whether or not the credit agreement referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “First-Lien Revolving Facility” and subject to the satisfaction of the requirements set forth in Section 6.14, one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“Indenture” means (i) the Indenture, dated as of March 21, 2012, among the Issuers, the Subsidiaries of the Company party thereto, and the Trustee, as trustee thereunder, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time after the Issue Date, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof, and (ii) whether or not the Indenture referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “Indenture,” one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“Joinder Agreement” shall mean an agreement in form and substance substantially similar to Exhibit A hereto, pursuant to which any Other First-Priority Lien Obligations Secured Parties, either directly or through their respective Other First-Priority Lien Obligations Administrative Agent and Other First-Priority Lien Obligations Collateral Agent become a party hereto in accordance with Section 6.14 hereof.

“Junior Lien Intercreditor Agreement” has the meaning set forth in the Recitals.

“Lien” has the meaning set forth in the Indenture or if such Agreement is no longer in effect, the First-Lien Revolving Facility, or if each such agreement is no longer in effect, the applicable Other First-Priority Lien Obligations Credit Document in respect of which the collateral agent is the Authorized First-Lien Collateral Agent.

“Non-Controlling First-Lien Collateral Agent” means each First-Lien Collateral Agent other than the Authorized First-Lien Collateral Agent.

“Non-Controlling First-Lien Obligations” means (i) with respect to any Shared Collateral for which the First-Lien Revolving Facility Collateral Agent is the Authorized First-Lien Collateral Agent, each of the First-Lien Note Obligations and each Series of Other First-Priority Lien Obligations, (ii) with respect to any Shared Collateral for which the Notes Collateral Agent is the Authorized First-Lien Collateral Agent, each of the First-Lien Revolving Facility Obligations and each Series of Other First-Priority Lien Obligations and (iii) with respect to any Shared Collateral for which any Other First-Priority Lien Obligations Collateral Agent of any Series is the Authorized First-Lien Collateral Agent, each of the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each other Series of Other First-Priority Lien Obligations.

“Non-Controlling First-Lien Representative” means (i) with respect to any Shared Collateral for which the First-Lien Revolving Facility Collateral Agent is the Authorized First-Lien Collateral Agent, each of the Trustee and each Other First-Priority Lien Obligations Administrative Agent, (ii) with respect to any Shared Collateral for which the Notes Collateral Agent is the Authorized First-Lien Collateral Agent, each of the First-Lien Revolving Facility Collateral Agent and each Other First-Priority Lien Obligations Administrative Agent and (iii) with respect to any Shared Collateral for which an Other First-Priority Lien Obligations Collateral Agent of any Series is the Authorized First-Lien Collateral Agent, each of the First-Lien Revolving Facility Collateral Agent, the Trustee and each other Other First-Priority Lien Obligations Administrative Agent.

“Non-Controlling First-Lien Secured Parties” means (i) with respect to any Shared Collateral for which the First-Lien Revolving Facility Collateral Agent is the Authorized First-Lien Collateral Agent, each of the First-Lien Note Secured Parties and each Other First-Priority Lien Obligations Secured Parties, (ii) with respect to any Shared Collateral for which the Notes Collateral Agent is the Authorized First-Lien Collateral Agent, each of the First-Lien Revolving Facility Secured Parties and each Other First-Priority Lien Obligations Secured Parties and (iii) with respect to any Shared Collateral for which the Other First-Priority Lien Obligations Collateral Agent of any Series is the Authorized First-Lien Collateral Agent, each of the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and the Other First-Priority Lien Obligations Secured Parties of each other Series.

“Permitted Remedies” means, with respect to any Junior Secured Obligations:

(i) filing a claim or statement of interest with respect to such Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(ii) taking any action (not adverse to the Liens securing Senior Secured Obligations, the priority status thereof, or the rights of the Applicable Collateral Agent or any of the Senior Secured Obligations Secured Parties to exercise rights, powers, and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;

(iii) filing any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Obligations Secured Parties, including any claims secured by the Junior Secured Obligations Collateral, in each case in accordance with the terms of this Agreement;

(iv) filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction); and

(v) voting on any Plan of Reorganization, filing any proof of claim, making other filings and making any arguments, obligations, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Possessory Collateral” shall mean the Shared Collateral in the possession or control of any First-Lien Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of any First-Lien Collateral Agent under the terms of the First-Lien Revolving Facility Security Documents, the First-Lien Note Security Documents or any Other First-Priority Lien Obligations Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Possessory Collateral Agent” shall mean, with respect to any Possessory Collateral, the Authorized First-Lien Collateral Agent.

“Senior Lien Intercreditor Agreement” has the meaning set forth in the Recitals.

“Series” means with respect to the First-Priority Lien Obligations Secured Parties, each of (i) the secured parties under the First-Lien Revolving Facility (in their capacities as such), (ii) the First-Lien Noteholders, the Notes Collateral Agent and the Trustee (each in their capacity as such) and (iii) the holders of each of the series of Other First-Priority Lien Obligations.

“Shared Collateral” means at any time, Collateral in which the holders of two or more Series of First-Priority Lien Obligations (or their respective Authorized Representatives) hold a valid and perfected security interest at such time. If more than two Series of First-Priority Lien Obligations are outstanding at any time and the holders of less than all Series of First-Priority Lien Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Priority Lien Obligations that hold a valid security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

“Shared Perfected Collateral” means Shared Collateral in which each holder of First-Priority Lien Obligations (or their respective First-Lien Collateral Agents) has been granted a valid security interest, which security interest was at any time a perfected security interest, and which security interest was at any time not voidable as a preference under the Bankruptcy Code (it being understood that “at any time” shall not be construed to mean at the same time).

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01 Priority of Claims.

(a) Anything contained herein or in any of the First-Lien Revolving Facility Documents, First-Lien Note Documents or Other First-Priority Lien Obligations Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and the Authorized First-Lien Collateral Agent is taking action to enforce rights in respect of any Shared Collateral (whether in an Insolvency or Liquidation Proceeding or otherwise), or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding with respect to any Grantor, the proceeds of any sale, collection or other liquidation of any such Collateral by the Authorized First-Lien Collateral Agent or received by the Authorized First-Lien Collateral Agent pursuant to the Senior Lien Intercreditor Agreement as a result of any action by the Applicable Collateral Agent, as applicable, and proceeds of any such distribution (subject, in the case of any such distribution, to the paragraph immediately following) to which the First-Priority Lien Obligations are entitled under the Senior Lien Intercreditor Agreement (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied, after payment of any amounts owing to the Collateral Agents party hereto, among the First-Priority Lien Obligations as follows:

(i)	In the case of Shared Perfected Collateral, to the payment in full of the First-Priority Lien Obligations on a ratable basis; and

(ii)	In the case of Shared Collateral other than Shared Perfected Collateral,

FIRST to each Representative of each Series of holders of First-Priority Lien Obligations that has at any time held a perfected security interest in such Shared Collateral which security interest is not subject to avoidance as a preference under the Bankruptcy Code, until each such Series of First-Priority Lien Obligations has been paid in full and, in the case of more than one Series, on a ratable basis; and

SECOND to each Representative of any other Series of holders of First-Priority Lien Obligations for whom such Collateral constitutes Shared Collateral on a ratable basis until each such Series has been paid in full.

Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First-Priority Lien Obligations Secured Party or the holders of ABL Obligations) has a Lien that is junior in priority to the Lien of any Series of First-Priority Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien of any other Series of First-Priority Lien Obligations (such third party, an “Intervening Creditor”), the value of any Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of such other Series of First-Priority Lien Obligations. In addition, nothing herein shall be construed to require any First-Lien Collateral Agent to share the proceeds of any Collateral with any Secured Party of any Series of First-Priority Lien Obligations for which the holders of such Series of First-Priority Lien Obligations (or their First-Lien Collateral Agent) has not been granted a valid security interest to secure the respective Series of First-Priority Lien Obligations.

(b) It is acknowledged that the First-Priority Lien Obligations may, subject to the limitations set forth in the First-Lien Revolving Facility, the Indenture and any Other First-Priority Lien Obligations Credit Documents, be Refinanced from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and the Other First-Priority Lien Obligations Secured Parties. The priorities provided for herein shall not be altered or otherwise affected by the release of any Shared Collateral or of any guarantees for any First-Priority Lien Obligations or by any action that any First-Lien Collateral Agent or First-Priority Lien Obligations Secured Party may take or fail to take in respect of any Shared Collateral, after obtaining a perfected security interest therein.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and any Series of Other First-Priority Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the First-Lien Revolving Facility Documents, First-Lien Note Documents, or Other First-Priority Lien Obligations Documents or any defect or deficiencies in (other than a failure to obtain a perfected security interest therein, it being understood that a failure to maintain a perfected security interest shall not affect the priorities provided for in Section 2.01(a)) the Liens securing the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations or each Series of Other First-Priority Lien Obligations or any other circumstance whatsoever, the First-Lien Revolving Facility Collateral Agent, on behalf of itself and the First-Lien Revolving Facility Secured Parties, the Notes Collateral Agent, on behalf of itself and the First-Lien Note Secured Parties and each Other First-Priority Lien Obligations Collateral Agent, on behalf of itself and the applicable Other First-Priority Lien Obligations Secured Parties, each hereby agrees that the Liens of the First-Lien Revolving Facility Collateral Agent, the Notes Collateral Agent and each Other First-Priority Lien Obligations Collateral Agent on any Shared Collateral shall be of equal priority.

(d) For the avoidance of doubt, to the extent that as a result of any provision of this Agreement, Rule 3-16 of Regulation S-X under the Securities Act (or any successor or similar regulation) would require the filing with the SEC of separate financial statements of any of the Company’s subsidiaries because such subsidiary’s capital stock or other securities would be deemed to secure the First-Lien Notes or any Other First-Priority Lien Obligations, then such provision shall be void and have no effect, but only to the extent necessary to not be subject to such requirement and only for so long as such requirement is in existence.

SECTION 2.02 Actions With Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) With respect to any Shared Collateral, (i) only the Authorized First-Lien Collateral Agent shall act or refrain from acting with respect to the Shared Collateral, and then only on the instructions of the applicable First-Priority Lien Obligations Representative or First-Priority Lien Obligations Representatives for whom the Authorized First-Lien Collateral Agent is the collateral agent, (ii) the Authorized First-Lien Collateral Agent shall not follow any instructions with respect to such Shared Collateral from any Non-Controlling First-Lien Representative or from any Non-Controlling First-Lien Secured Parties, and (iii) the Non-Controlling First-Lien Representative and the Non-Controlling First-Lien Secured Parties shall not, and shall not instruct the Authorized First-Lien Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral, whether under any First-Priority Lien Obligations Security Document, applicable law or otherwise, it being agreed that only the Authorized First-Lien Collateral Agent, acting in accordance with the applicable First-Priority Lien Obligations Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral; provided that, notwithstanding the foregoing, each Non-Controlling First-Lien Representative and each Non-Controlling First-Lien Secured Party may take Permitted Remedies. Notwithstanding the equal priority of the Liens, the Authorized First-Lien Collateral Agent may deal with the Shared Collateral as if it had a senior Lien on such Collateral. No Non-Controlling First-Lien Collateral Agent, Non-Controlling First-Lien Obligations Representative or Non-Controlling First-Lien Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Authorized First-Lien Collateral Agent, Applicable First-Lien Representative or Controlling

First-Lien Secured Party or any other exercise by the Authorized First-Lien Collateral Agent, Applicable First-Lien Representative or Controlling First-Lien Secured Party of any rights and remedies relating to the Shared Collateral, or to cause any First-Lien Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any First-Priority Lien Obligations Secured Party, First-Lien Collateral Agent or First-Priority Lien Representative with respect to any Collateral not constituting Shared Collateral.

(b) The First-Lien Revolving Facility Collateral Agent, each of the other First-Lien Revolving Facility Secured Parties, the Notes Collateral Agent, each of the other First-Lien Note Secured Parties, each Other First-Priority Lien Obligations Collateral Agent and each of the other Other First-Priority Lien Obligations Secured Parties each agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties or the Other First-Priority Lien Obligations Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the First-Lien Revolving Facility Collateral Agent, the First-Lien Revolving Facility Secured Parties, the Notes Collateral Agent, the First-Lien Note Secured Parties, any Other First-Priority Lien Obligations Collateral Agent or any Other First-Priority Lien Obligations Secured Parties to enforce this Agreement.

SECTION 2.03 No Duties of Authorized First-Lien Collateral Agent; Provision of Notice

(a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Authorized First-Lien Collateral Agent to any Non-Controlling First-Lien Secured Party or give any Non-Controlling First-Lien Secured Party the right to direct any Authorized First-Lien Collateral Agent, except that each Authorized First-Lien Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b) In furtherance of the foregoing, each Non-Controlling First-Lien Secured Party acknowledges and agrees that the Authorized First-Lien Collateral Agent shall be entitled, for the benefit of the First-Priority Lien Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the First-Priority Lien Security Documents, as applicable, for which the Authorized First-Lien Collateral Agent is the collateral agent of such Shared Collateral, without regard to any rights to which the holders of the Non-Controlling First-Lien Obligations would otherwise be entitled as a result of such Non-Controlling First-Lien Obligations. Without limiting the foregoing, each Non-Controlling First-Lien Secured Party agrees that the Authorized First-Lien Collateral Agent, the Applicable First-Lien Representative and any other First-Priority Lien Secured Party shall not have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First-Priority Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First-Priority Lien Obligations), in any manner that would maximize the return to the Non-Controlling First-Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling First-Lien Secured Parties from such realization, sale, disposition or liquidation. In addition, whether or not it is the Authorized First-Lien Collateral Agent, no First-Lien Collateral Agent or First-Priority Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral not constituting Shared Collateral, or to sell, dispose of or otherwise liquidate all or any portion of such Collateral not constituting Shared Collateral, in any manner that would maximize the return to the holders of any other Series of First-Priority Lien Obligations, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the holders of any other Series of First-Priority Lien Obligations from such realization, sale, disposition or liquidation. Each of the First-Priority Lien Obligations Secured Parties waives any claim it may now or hereafter have against any First-Lien Collateral Agent or the First-Priority Lien Representative of any other Series of First-Priority Lien Obligations or any other First-Priority Lien Obligations Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, First-Priority Lien Representative or the First-Priority Lien Obligations Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First-Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with the First-Priority Lien Obligations Security Documents or any other agreement related thereto or to the collection of the First-Priority Lien Obligations or the valuation, use, protection or release of any security for the First-Priority Lien Obligations, (ii) any election by any Applicable First-Lien Representative, any Collateral Agent or any holders of First-Priority Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, Holdings or any of its subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, no First-Priority Lien Collateral Agent (including the Authorized First-Lien Collateral Agent) shall accept any Shared Collateral in full or partial satisfaction of any First-Priority Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each First-Lien Collateral Agent representing holders of First-Priority Lien Obligations for whom such Collateral constitutes Shared Collateral.

(c) The First-Lien Revolving Facility Collateral Agent shall, after obtaining actual knowledge that it no longer qualifies as the Authorized First-Lien Collateral Agent notify the Company and the other First-Priority Lien Representatives and the ABL Facility Collateral Agent of the same.

SECTION 2.04 No Interference; Payment Over.

(a) Each Non-Controlling First-Lien Secured Party, Non-Controlling First-Lien Representative and Non-Controlling First-Lien Collateral Agent agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First-Priority Lien Obligations or any First-Priority Lien Obligations Security Document or the validity, attachment, perfection or priority of any Lien under any First-Priority Lien Obligations Security Documents or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the First-Lien Revolving Facility Collateral Agent, any First-Lien Revolving Facility Secured Party, the Notes Collateral Agent, any First-Lien Note Secured Party, any Other First-Priority Lien Obligations Collateral Agent or any Other First-Priority Lien Obligations Secured Party to enforce this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Authorized First-Lien Collateral Agent or any First-Priority Lien Obligations Secured Parties or Applicable First-Lien Representative acting on their behalf, (iii) it shall have no right to (A) direct the Authorized First-Lien Collateral Agent, any Applicable First-Lien Representative or any holder of First-Priority Lien Obligations to exercise any right, remedy or power with respect to any Shared Collateral or (B) consent to the exercise by the Authorized First-Lien Collateral Agent, any Applicable First-Lien Representative or any other First-Priority Lien Obligations Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Authorized First-Lien Collateral Agent, any Applicable First-Lien Representative or other Controlling First-Priority Lien Obligations Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Authorized First-Lien Collateral Agent, any Applicable First-Lien Representative or any other Controlling First-Priority Lien Obligations Secured Party shall be liable for, any action taken or omitted to be taken by such Authorized First-Lien Collateral Agent, such Applicable First-Lien Representative or other Controlling First-Priority Lien Obligations Secured Party with respect to any Shared Collateral, (v) it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the First-Lien Revolving Facility Collateral Agent, the First-Lien Revolving Facility Secured Parties, the Notes Collateral Agent, the First-Lien Note Secured Parties, any Other First-Priority Lien Obligations Collateral Agent or any Other First-Priority Lien Obligations Secured Parties to enforce this Agreement.

(b) The Non-Controlling First-Lien Representative, Non-Controlling First-Lien Collateral Agent and each other Non-Controlling First-Lien Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any First-Priority Lien Obligations Security Document or by the exercise of any rights available to it under applicable law or in any bankruptcy, insolvency or similar proceeding or through any other exercise of remedies, at any time prior to the Discharge of each of the First-Priority Lien Obligations, then it shall hold such Collateral, proceeds or payment in trust for the other First-Priority Lien Obligations Secured Parties and promptly transfer such Collateral, proceeds or payment, as the case may be, to the Applicable First-Lien Representative or the Authorized First-Lien Collateral Agent, in each case to be distributed in accordance with the provisions of Section 2.01 hereof.

SECTION 2.05 Automatic Release of Non-Controlling Liens.

(a) If, at any time any Authorized First-Lien Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the First-Priority Lien Obligations Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Authorized First-Lien Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall continue to be subject to the Liens in favor of the First-Priority Lien Obligations Secured Parties and shall be applied pursuant to this Agreement.

(b) Each Non-Controlling First-Lien Collateral Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable First-Lien Representative or the Authorized First-Lien Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section 2.05.

SECTION 2.06 Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its subsidiaries.

(b) If the Company or any of its subsidiaries shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and if the Authorized First-Lien Collateral Agent desires to permit the use of any cash collateral or to permit the Company or any of its subsidiaries to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or under any other similar law (“DIP Financing”) secured by a lien on the Shared Collateral, then each other First-Lien Collateral Agent and each other Series of First-Priority Lien Obligations Secured Parties agree not to object to such use of cash collateral or DIP Financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”), or to request adequate protection (except as otherwise expressly permitted under this Agreement) or any other relief in connection therewith (and (i) to the extent that Liens on the Shared Collateral for the benefit of the Authorized First-Lien Collateral Agent are subordinated with such DIP Financing Liens, to subordinate its Liens in the Shared Collateral to such DIP Financing Liens on the same basis as they are subordinated to the Liens for the benefit of the Authorized First-Lien Collateral Agent, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted pursuant to the First-Priority Lien Obligations Security Documents, each First-Lien Collateral Agent will, for itself and on behalf of the other First-Priority Lien Obligations Secured Parties that it represents, confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the First-Priority Lien Obligations Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the secure the DIP Financing, including proceeds thereof arising after the commencement of such Bankruptcy Case (to the extent provided for under applicable law), with the same priority vis-a-vis all the other First-Priority Lien Obligations Secured Parties (other than any Liens of the First-Priority Lien Obligations Secured Parties constituting DIP Financing

Liens) as existed prior to the commencement of such Bankruptcy Case, (B) the First-Priority Lien Obligations Secured Parties of each Series are granted Liens on any additional collateral pledged to any First-Priority Lien Obligations Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-a-vis all the other First-Priority Lien Obligations Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First-Priority Lien Obligations, such amount is applied pursuant to Section 2.01 of this Agreement, and (D) if any First-Priority Lien Obligations Secured Party is granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection is applied pursuant to Section 2.01 of this Agreement; provided that the First-Priority Lien Obligations Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First-Priority Lien Obligations Secured Parties of such Series or its representative that shall not constitute Shared Collateral; and provided, further, that the First-Priority Lien Obligations Secured Parties shall not object to any other First-Priority Lien Obligations Secured Party receiving adequate protection comparable to any adequate protection granted to such First-Priority Lien Obligations Secured Party in connection with a DIP Financing or use of cash collateral.

SECTION 2.07 Reinstatement. In the event that any of the First-Priority Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First-Priority Lien Obligations shall again have been paid in full in cash.

SECTION 2.08 [Reserved].

SECTION 2.09 Insurance. Unless and until the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each Other First-Priority Lien Obligations have been Discharged, as between the Authorized First-Lien Collateral Agent, on the one hand, and, where applicable, the First-Lien Revolving Facility Collateral Agent, the Trustee (or the Notes Collateral Agent acting on its behalf), and any Other First-Priority Lien Obligations Administrative Agent (or any Other First-Priority Lien Obligations Collateral Agent acting on behalf of such Other First-Priority Lien Obligations Administrative Agent), on the other hand, only the Authorized First-Lien Collateral Agent will have the right (subject to the rights of the Grantors under the First-Lien Revolving Facility Documents, the First-Lien Note Documents and the applicable Other First-Priority Lien Obligations Documents) to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. The First-Lien Revolving Facility Collateral Agent, the Trustee and each Other First-Priority Lien Obligations Administrative Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the Grantors under the First-Lien Revolving Facility Documents, the First-Lien Note Documents and the applicable Other First-Priority Lien Obligations Documents) under the relevant insurance policy.

SECTION 2.10 Refinancings. The First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and any Series of Other First-Priority Lien Obligations may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any First-Lien Revolving Facility Document, any First-Lien Note Document or any applicable Other First-Priority Lien Obligations Document) of any First-Lien Revolving Facility Secured Party, any First-Lien Note Secured Party or any Other First-Priority Lien Obligations Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such Refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing (to the extent they are not already so bound) to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as each First-Lien Collateral Agent shall reasonably request and in form and substance reasonably acceptable to such First-Lien Collateral Agent. In connection with any Refinancing contemplated by this Section 2.10, this Agreement may be amended at the request and sole expense of the Company, and without the consent of any Authorized Representative, (a) to add parties (or any authorized agent or trustee therefor) providing any such indebtedness and (b) to confirm that such Refinancing indebtedness in respect of any First-Priority Lien Obligations shall have the same rights and priorities in respect of any Shared Collateral as the indebtedness being Refinanced.

SECTION 2.11 Amendments to First-Priority Lien Obligations Security Documents.

(a) Without the prior written consent of the First-Lien Revolving Facility Collateral Agent, each of the other Authorized Representatives and each other First-Priority Lien Obligations Secured Party agrees that no First-Lien Note Security Document or Other First-Priority Lien Obligations Security Document to which such Authorized Representative or First-Priority Lien Obligations Secured Party is a party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new First-Priority Lien Obligations Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) Without the prior written consent of the Trustee, each of the other Authorized Representatives and each other First-Priority Lien Obligations Secured Party agrees that no First-Lien Revolving Facility Security Document or Other First-Priority Lien Obligations Security Document to which such Authorized Representative or First-Priority Lien Obligations Secured Party is a party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new First-Priority Lien Obligations Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(c) Without the prior written consent of each Other First-Priority Lien Obligations Administrative Agent of each Series of Other First-Priority Lien Obligations, each of the other Authorized Representatives and each other First-Priority Lien Obligations Secured Party agrees that no First-Lien Revolving Facility Security Document, First-Lien Note Security Document or Other First-Priority Lien Obligations Security Document of any Series to which such Authorized Representative or First-Priority Lien Obligations Secured Party is a party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new First-Priority Lien Obligations Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

SECTION 2.12 Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Possessory Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other First-Priority Lien Obligations Secured Party and any assignee for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First-Priority Lien Obligations Security Documents, in each case, subject to the terms and conditions of this Section 2.12. Pending delivery to the Possessory Collateral Agent, each other First-Lien Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other First-Priority Lien Obligations Secured Party and any assignee, for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First-Priority Lien Obligations Security Documents, in each case, subject to the terms and conditions of this Section 2.12.

(b) Notwithstanding the equal priority of the Liens securing the First-Priority Lien Obligations, the Possessory Collateral Agent may deal with the Possessory Collateral as if it had a senior Lien on such Collateral; provided that the Possessory Collateral Agent shall be obligated to distribute Proceeds of any Possessory Collateral in accordance with Section 2.01 hereof.

(c) In the event any particular First-Lien Collateral Agent shall cease to be the Possessory Collateral Agent with respect to any Shared Collateral, such First-Lien Collateral Agent shall deliver to the new Possessory Collateral Agent for such Shared Collateral, to the extent that it is legally permitted to do so, such Possessory Collateral (if any) together with any necessary endorsements (or otherwise allow the new Possessory Collateral Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. The Possessory Collateral Agent has no obligation to follow instructions from any other First-Lien Collateral Agent in contravention of this Agreement.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever an Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First-Lien Revolving Facility Obligations (or the existence of any commitment to extend credit that would constitute First-Lien Revolving Facility Obligations), any First-Lien Note Obligations (or the existence of any commitment to extend credit that could constitute First-Lien Note Obligations), any Series of Other First-Priority Lien Obligations (or the existence of any commitment to extend credit that would constitute any Series of Other First-Priority Lien Obligations), or the Shared Collateral subject to any such Lien, it may request that such information be furnished to it in writing by each other Authorized Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if an Authorized Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to Holdings or any of its subsidiaries, any First-Priority Lien Obligations Secured Party or any other Person as a result of such determination.

ARTICLE IV

Consents of Grantors

Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the First-Priority Lien Obligations Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

ARTICLE V

Representations and Warranties

SECTION 5.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect (as defined in the First-Lien Revolving Facility), (ii) will not violate any applicable law or regulation or any order of any governmental authority or any credit agreement, agreement or other instrument binding upon such party which could reasonably be expected to have such a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

SECTION 5.02 Representations and Warranties of Each Authorized Representative and each First-Lien Collateral Agent. The First-Lien Revolving Facility Collateral Agent, the Trustee, the Notes Collateral Agent, each Other First-Priority Lien Obligations Collateral Agent and each Other First-Priority Lien Obligations Administrative Agent represents and warrants to the other parties hereto that it is authorized under the First-Lien Revolving Facility, the Indenture or the applicable Other First-Priority Lien Obligations Credit Documents, respectively, to enter into this Agreement.

ARTICLE VI

Miscellaneous

SECTION 6.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the First-Lien Revolving Facility Collateral Agent, to it at Credit Suisse AG, Cayman Islands Branch, One Madison Avenue, New York, New York, 10010, Attn: Sean Portrait, Agency Manager (Telecopy No. (212) 322-2291, Email: agency.loanops@credit-suisse.com);

(b) if to the Trustee or to the Notes Collateral Agent, to it at, Wilmington Trust, National Association, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, Attn: Corporate Capital Markets – Verso Paper Administrator (Telephone No. (612) 217-5632, Telecopy No. (612) 217-5651, Email: jschweiger@wilmingtontrust.com);

(c) if to any Other First-Priority Lien Obligations Collateral Agent or Other First-Priority Lien Obligations Administrative Agent, to it at the address set forth in the applicable Joinder Agreement;

(d) if to Holdings or the Company, to it at 6775 Lenox Court Park, Building E, 1st Floor, Memphis, TN 38115, Attn: Robert Mundy (Telephone No. (901) 419-7485, Telecopy No. (901) 369-4197, Email: robert.mundy@versopaper.com); and

(e) if to any other Grantor, to it in care of the Company as provided in clause (d) above.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Company shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 6.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 6.01. As agreed to in writing among the Company, the First-Lien Revolving Facility Collateral Agent, the Trustee and each Other First-Priority Lien Obligations Administrative Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

SECTION 6.02 Waivers; Amendment.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Authorized Representative, each First-Lien Collateral Agent, Holdings and the Company.

SECTION 6.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First-Lien Revolving Facility Secured Parties, the other First-Lien Note Secured Parties and each other Other First-Priority Lien Obligations Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 6.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 6.05 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.07 Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.08 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.09 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.10 Conflicts. In the event of any conflict between this Agreement and the Senior Lien Intercreditor Agreement, the Senior Lien Intercreditor Agreement shall govern the relationship between the First-Priority Lien Obligations Secured Parties as a group, on the one hand, and the ABL Facility Secured Parties, on the other hand, with respect to the Collateral, and this Agreement shall govern the relationship among the First-Priority Lien Obligations Secured Parties as among themselves with respect to the Shared Collateral. Except as provided in the immediately preceding sentence, in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the other First-Lien Revolving Facility Documents and/or First-Lien Note Documents and/or any Other First-Priority Lien Obligations Document, the provisions of this Agreement shall control.

SECTION 6.11 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and each Other First-Priority Lien Obligations Secured Parties, in relation to one another. None of Holdings, the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.05, 2.06, 2.10, 2.11 or Article VI) is intended to or will amend, waive or otherwise modify the provisions of the First-Lien Revolving Facility, the Indenture or any Other First-Priority Lien Obligations Credit Documents), and none of Holdings, the Company, or any other Grantor may rely on the terms hereof (other than Sections 2.05, 2.06, 2.10, 2.11, Article V and Article VI). Nothing in this Agreement is intended to or shall impair the obligations of Holdings, the Company or any other Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein, in any First-Lien Revolving Facility Document, any First-Lien Note Document or any Other First-Priority Lien Obligations Document, the Grantors shall not be required to act or refrain from acting pursuant to this Agreement in any manner that would cause a default under any First-Lien Revolving Facility Document, First-Lien Note Document or such Other First-Priority Lien Obligations Document.

SECTION 6.12 Agent Capacities. Except as expressly set forth herein, none of the First-Lien Revolving Facility Collateral Agent, the Trustee, the Other First-Priority Lien Obligations Administrative Agents, the Notes Collateral Agent or the Other First-Priority Lien Obligations Collateral Agents shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the First-Lien Revolving Facility Documents, the First-Lien Note Documents and the applicable Other First-Priority Lien Obligations Documents, as the case may be.

SECTION 6.13 Supplements. Upon the execution by any subsidiary of the Company of a supplement hereto in form and substance satisfactory to the First-Lien Collateral Agents, such subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Company and each Grantor are so bound.

SECTION 6.14 Joinder Requirements. The Company may designate additional obligations as Other First-Priority Lien Obligations only if (x) the incurrence of such obligations is permitted under each of the First-Lien Revolving Facility, the Indenture, the Senior Lien Intercreditor Agreement and this Agreement, (y) the Company shall have delivered an officer’s certificate to each Collateral Agent certifying the same. If so permitted, the Company shall only effect such designation by delivering to each other Authorized Representative, written notice:

(a) stating that the Company intends to incur additional obligations which shall constitute Other First-Priority Lien Obligations;

(b) specifying the name and address of the Authorized Representative for such Series of Other First-Priority Lien Obligations;

(c) specifying which Collateral shall constitute Shared Collateral as to such Series of Other First-Priority Lien Obligations; and

(d) causing the applicable Other First-Priority Lien Obligations Administrative Agent and the applicable Other First-Priority Lien Obligations Collateral Agent, to execute and deliver to each other Authorized Representative, a Joinder Agreement substantially in the form of Exhibit A hereto and the respective joinder agreements to the Senior Lien Intercreditor Agreement and the Junior Lien Intercreditor Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as First-Lien Revolving Facility Collateral Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

Signature page to First-Priority Intercreditor Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Trustee under the First-Lien Notes and Notes Collateral Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

Signature page to First-Priority Intercreditor Agreement

VERSO PAPER FINANCE HOLDINGS LLC
VERSO PAPER HOLDINGS LLC
VERSO PAPER INC.
VERSO PAPER LLC
VERSO ANDROSCOGGIN LLC
VERSO BUCKSPORT LLC
VERSO FIBER FARM LLC
VERSO MAINE ENERGY LLC
VERSO QUINNESEC LLC
VERSO SARTELL LLC
VERSO QUINNESEC REP HOLDING INC.
NEXTIER SOLUTIONS CORPORATION

By:	/s/ Robert P. Mundy
	Name:	Robert P. Mundy
	Title:	Senior Vice President and Chief Financial Officer

Signature page to First-Priority Intercreditor Agreement

EXHIBIT A

Joinder Agreement

JOINDER AGREEMENT

JOINDER AGREEMENT (this “Agreement”) dated as of [        ] [    ], [        ], among [                    ] (the “New Administrative Agent”), as an Other First-Priority Lien Obligations Administrative Agent, [                            ] (the “New Collateral Agent”), as an Other First-Priority Lien Obligations Collateral Agent, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the First-Lien Revolving Facility Secured Parties referred to herein, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent for the First-Lien Revolving Facility Secured Parties referred to herein, WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the First-Lien Noteholders referred to herein, WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the First-Lien Noteholders referred to herein, VERSO PAPER FINANCE HOLDINGS LLC, VERSO PAPER HOLDINGS LLC (on behalf of itself and its subsidiaries), and any other Authorized Representative and other First-Lien Collateral Agent from time to time party hereto.

This Agreement is supplemental to that certain First-Priority Intercreditor Agreement, dated as of [            ], 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between the First-Lien Revolving Facility Collateral Agent, the Trustee, the Notes Collateral Agent, Holdings, the Company and the other parties signatory thereto. This Agreement has been entered into to record the accession of the New Administrative Agent[s] as Other First-Priority Lien Obligations Administrative Agent[s] under the Intercreditor Agreement and to record the accession of the New Collateral Agent as an Other First-Priority Lien Obligations Collateral Agent under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 [Each]/[The] New Administrative Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Administrative Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Administrative Agent.

SECTION 2.02 The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent.

SECTION 2.03 The New Administrative Agent[s] and the New Collateral Agent confirm that their address details for notices pursuant to the Intercreditor Agreement are as follows: [                    ].

SECTION 2.04 Each party to the Intercreditor Agreement (other than the New Administrative Agent[s] and New Collateral Agent) confirms the acceptance of the New Administrative Agent[s] and the New Collateral Agent as an Other First-Priority Lien Obligations Administrative Agent and an Other First-Priority Lien Obligations Collateral Agent, respectively, for purposes of the Intercreditor Agreement.

SECTION 2.05 Except as expressly provided herein, in the Intercreditor Agreement or in any Other First-Priority Lien Obligations Security Documents, [            ] [is]/[are] acting in the capacities of Other First-Priority Lien Obligations Administrative Agent[s] and [            ] is acting in its capacity as Other First-Priority Lien Obligations Collateral Agent solely for the Secured Parties under [                    ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

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